SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Contrafund Fidelity Puritan Trust
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
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(4) Date Filed:

I M P O R T A N T

URGENT PROXY VOTING REQUEST

A few weeks ago we mailed you proxy information to enable you to vote on important proposals that affect your fund(s). This information describes each proposal and asks for your vote on these important issues.

Many Fidelity funds are mailing proxy materials at the same time. Please vote all proxies you receive. Your vote is important, no matter how large or small your holdings may be.

The Special Meeting of Shareholders originally scheduled for March 19, 2008 was adjourned to May 14, 2008 at 9:30 a.m. Eastern Time (ET). Until we receive a sufficient number of votes, the Special Meeting of Shareholders cannot be held. If you do not plan to cast your vote at the meeting on May 14, 2008, please indicate your vote on the enclosed proxy card(s). Shareholders who hold more than one account in a fund will receive a separate card for each account and should vote each card.

Voting is quick and easy. Please vote now using one of these options:

1. Vote By Touch-Tone Phone
Please call the toll-free number printed on your proxy card(s) and follow the recorded instructions. The service is available 7 days a week, 24 hours a day.
2. Vote by Internet
Please visit the web site indicated on the enclosed proxy card(s) and follow the on-line instructions.
3. Vote by Mail
Please mail your signed proxy card(s) in the postage-paid envelope.
PLEASE VOTE YOUR PROXY NOW

Please note, D.F. King & Co., Inc. may be utilized to solicit shareholder votes by telephone. The funds may also arrange to have votes recorded by telephone. In the event that you receive a telephone call from a D.F. King & Co., Inc. representative, you may be asked to provide the last 4 digits of your Social Security Number or Tax Identification Number for identification verification.

If you have already voted, thank you for your response. If you have any further questions or would like to receive another copy of the proxy statement, please call Fidelity at 1-800-544-3198 (other than Advisor classes) or 1-877-208-0098 (Advisor classes). We appreciate your immediate attention. Thank you.

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What am I being asked to vote on?

The Board of Trustees of the Fidelity funds, with the support of Fidelity Management & Research Co. (FMR), has decided to create a two-Board structure. In connection with this decision, you are being asked to elect a Board of Trustees to oversee the funds you own.

You also are being asked to amend the Declaration of Trust for your funds to reduce the required quorum for future shareholder meetings.

What do you mean by a two-Board structure?

Historically, the Board of each Fidelity fund has consisted of the same group of individual Trustees who serve as Trustees for all other Fidelity funds. In effect, the Fidelity funds have been overseen by a single Board of Trustees. The Trustees of the Fidelity funds - with the support of FMR - have made a decision to reorganize themselves into two separate groups and thereby create two Boards. One Board will oversee Fidelity's equity and high income funds (214 funds with approximate assets of over $877 billion as of November 30, 2007), while the second Board will oversee Fidelity's investment-grade bond, money market, and asset allocation funds (156 funds with approximate assets of over $477 billion as of November 30, 2007).

Why did the Board decide to create a two-Board structure?

The decision was based on three specific factors:

  Fidelity's mutual fund business continues to diversify into new asset classes and product types. For example, over the past few years, Fidelity has expanded its product line of multi-asset class funds that invest in a variety of asset classes such as preferred stocks, REITs, inflation-protected securities, floating-rate securities, and commodities. In addition, lifecycle funds and other types of packaged solutions continue to grow in popularity. As greater numbers of individuals continue to save for, and transition into, retirement, the Trustees and FMR expect an increased demand for innovative products.
  As the securities marketplace has evolved, increasingly complex investment strategies are available to Fidelity's mutual funds. For example, the fixed income marketplace has significantly expanded with new types of securities including different types of futures, options, and swaps, and that trend is likely to continue.
  Given prevailing demographic and business trends, the Trustees expect that Fidelity's mutual fund business will continue to expand. In recent years, Fidelity has made efforts to position the firm as the most trusted provider of lifetime investment solutions in the U.S. At the same time, the amount of assets held by Americans over age sixty is projected to increase dramatically between now and 2012 as the Baby Boomer generation nears and enters retirement. The Trustees and FMR believe this provides a significant growth opportunity for Fidelity's business and for the mutual fund industry as a whole. Increased interest in principal preservation and income distribution is expected to drive asset growth in Fidelity's fixed income funds and asset allocation products, in particular.

What is involved in creating a two-Board structure?

Some existing Trustees and Advisory Board Members are proposed to serve on the Board overseeing the equity and high income funds, while the others are proposed to serve on the Board overseeing the fixed income and asset allocation funds. In some cases, the two Boards can be created by having an existing Trustee resign and the remaining Trustees fill the vacancy. In the majority of cases, however, the Investment Company Act of 1940 (1940 Act) requires that a shareholder meeting be held to elect Trustees.

When and how will the two-Board structure be implemented?

The two-Board structure will be implemented at the same time for all Fidelity funds. On August 1, 2008, or, if later, immediately after the last election is held for any Fidelity fund scheduled to elect Trustees in connection with implementing the two-Board structure, the following will occur: Current Trustees will remain on the Boards to which they have been elected or appointed and resign from the Boards on which they will no longer serve. Former Advisory Board Members that have been elected or appointed as Trustees will join the Boards on which they will serve going forward. The size of the Board that will oversee the equity and high income funds will be fixed at 10 Trustees, and the size of the Board that will oversee the fixed income and asset allocation funds will be fixed at eight Trustees.

What is the affiliation of the Board and Fidelity?

Currently, there are two "interested" Trustees and nine "Independent" Trustees. Under the two-Board structure, it is expected that there initially will be 2 interested Trustees on each Board, 8 Independent Trustees on the equity and high income Board, and 6 Independent Trustees on the fixed income and asset allocation Board. Trustees are determined to be "interested" by virtue of, among other things, their affiliation with the funds, trusts, or various other entities under common control with FMR. Interested Trustees are compensated by FMR. Independent Trustees have no affiliation with FMR and are compensated by each individual fund. Each of the new Boards is expected to have 75 percent or more Independent Trustees.

Will the Trustees that currently oversee my funds change?

Trustees on both Boards will continue to be experienced executives who will meet throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review fund performance. However, certain changes in Board membership are proposed, depending on which Board a Trustee expects to join.

The current Board consists of 11 Trustees: Dennis J. Dirks, Albert R. Gamper, George H. Heilmeier, James H. Keyes, Marie L. Knowles, Ned C. Lautenbach, Cornelia M. Small, William S. Stavropoulos, and Kenneth L. Wolfe are Independent Trustees, and Edward C. Johnson 3d and James C. Curvey are interested Trustees. Arthur E. Johnson (no relation to Edward C. Johnson 3d), Alan J. Lacy, Joseph Mauriello, David M. Thomas, and Michael E. Wiley currently serve on the Advisory Board. At the time that the two-Board structure is implemented, the size of the equity and high income funds' Board will be fixed at 10 Trustees and the size of the fixed income and asset allocation funds' Board will be fixed at eight Trustees.

Dennis J. Dirks, Alan J. Lacy, Ned C. Lautenbach, Joseph Mauriello, Cornelia M. Small, William S. Stavropoulos, David M. Thomas, Michael E. Wiley, James C. Curvey, and Edward C. Johnson 3d are proposed to serve on the Board overseeing the equity and high income funds. Albert R. Gamper, George H. Heilmeier, Arthur E. Johnson, James H. Keyes, Marie L. Knowles, Kenneth L. Wolfe, James C. Curvey, and Edward C. Johnson 3d are proposed to serve on the Board overseeing the fixed income and asset allocation funds. Biographical information for each nominee for the equity and high income Board is included in the proxy statement.

The Trustees fully expect that the environment of strong governance of the funds and protection of the interests of fund shareholders will continue under the new structure.

Why are you proposing to reduce the required quorum for future shareholder meetings?

Lowering the quorum requirement will facilitate holding shareholder meetings to approve important matters necessary for the conduct of the trusts' business. When not enough shareholders vote, a trust may be forced to adjourn meetings multiple times and incur the expense of additional shareholder solicitations and proxy solicitors in order to obtain the shareholder vote necessary to hold a meeting. The reduced quorum requirement is not prohibited by Massachusetts or federal law.

Although the lower quorum requirement will allow for the approval of some matters by shareholders constituting less than a majority of the outstanding shares, certain other proposals will still require a higher number of shares to be voted to meet the threshold required to approve the proposal. For example, the 1940 Act requires that certain items, such as management contracts and 12b-1 plans, be approved by a majority of a fund's outstanding voting securities. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The reduced quorum requirement will not affect such matters.

What role does the Board play generally?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including consideration of policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

Are Board members paid?

Each Independent Trustee receives a fee for his or her service on the Board and participates in a deferred compensation plan. You can find the compensation table, which details fees that have been paid to the Trustees, in the proxy statement.

Has the funds' Board of Trustees approved the proposals?

Yes. The Board of Trustees has unanimously approved each of the proposals, and recommends that you vote to approve them.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached - which currently is a majority of the shares entitled to vote in person or by proxy at the shareholder meeting. If quorum is not attained, the meeting must adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

Who is paying for this proxy mailing and for the other solicitation costs associated with this shareholder meeting?

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by each fund and class, as applicable, provided the expenses do not exceed any existing expense caps. Expenses exceeding an expense cap will be paid by FMR.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of the fund on the record date. The record date is January 22, 2008.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting www.proxyvote.com/proxy and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-544-3198 (other than for Advisor classes) or 1-877-208-0098 (Advisor classes only).

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

MEGA1A-pxl2-0308
1.864689.101

I M P O R T A N T

URGENT PROXY VOTING REQUEST

A few weeks ago we mailed you proxy information to enable you to vote on important proposals that affect your fund(s). This information describes each proposal and asks for your vote on these important issues.

Many Fidelity funds are mailing proxy materials at the same time. Please vote all proxies you receive. Your vote is important, no matter how large or small your holdings may be.

The Special Meeting of Shareholders originally scheduled for March 19, 2008 was adjourned to May 14, 2008 at 9:30 a.m. Eastern Time (ET). Until we receive a sufficient number of votes, the Special Meeting of Shareholders cannot be held. If you do not plan to cast your vote at the meeting on May 14, 2008, please indicate your vote on the enclosed proxy card(s). Shareholders who hold more than one account in a fund will receive a separate card for each account and should vote each card.

Voting is quick and easy. Please vote now using one of these options:

1. Vote By Touch-Tone Phone
Please call the toll-free number printed on your proxy card(s) and follow the recorded instructions. The service is available 7 days a week, 24 hours a day.
2. Vote by Internet
Please visit the web site indicated on the enclosed proxy card(s) and follow the on-line instructions.
3. Vote by Mail
Please mail your signed proxy card(s) in the postage-paid envelope.
PLEASE VOTE YOUR PROXY NOW

Please note, D.F. King & Co., Inc. may be utilized to solicit shareholder votes by telephone. The funds may also arrange to have votes recorded by telephone. In the event that you receive a telephone call from a D.F. King & Co., Inc. representative, you may be asked to provide the last 4 digits of your Social Security Number or Tax Identification Number for identification verification.

If you have already voted, thank you for your response. If you have any further questions or would like to receive another copy of the proxy statement, please call Fidelity at 1-800-544-3198 (other than Advisor classes) or 1-877-208-0098 (Advisor classes). We appreciate your immediate attention. Thank you.

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What am I being asked to vote on?

The Board of Trustees of the Fidelity funds, with the support of Fidelity Management & Research Co. (FMR), has decided to create a two-Board structure. In connection with this decision, you are being asked to elect a Board of Trustees to oversee the funds you own.

You also are being asked to amend the Declaration of Trust for your funds to reduce the required quorum for future shareholder meetings.

Finally, certain shareholders of Fidelity® Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Capital & Income Fund, Fidelity® Contrafund®, Fidelity Dividend Growth Fund, Fidelity Equity-Income Fund, Fidelity Growth & Income Portfolio, Fidelity Low-Priced Stock Fund, Fidelity® Puritan® Fund, Fidelity Real Estate Investment Portfolio, Select Health Care Portfolio, and Fidelity Utilities Fund have submitted a shareholder proposal that would require the Board of Trustees to "institute oversight procedures to screen out investments in companies that, in the judgment of the Board, substantially contribute to genocide, patterns of extraordinary and egregious violations of human rights, or crimes against humanity."

What do you mean by a two-Board structure?

Historically, the Board of each Fidelity fund has consisted of the same group of individual Trustees who serve as Trustees for all other Fidelity funds. In effect, the Fidelity funds have been overseen by a single Board of Trustees. The Trustees of the Fidelity funds - with the support of FMR - have made a decision to reorganize themselves into two separate groups and thereby create two Boards. One Board will oversee Fidelity's equity and high income funds (214 funds with approximate assets of over $877 billion as of November 30, 2007), while the second Board will oversee Fidelity's investment-grade bond, money market, and asset allocation funds (156 funds with approximate assets of over $477 billion as of November 30, 2007).

Why did the Board decide to create a two-Board structure?

The decision was based on three specific factors:

  Fidelity's mutual fund business continues to diversify into new asset classes and product types. For example, over the past few years, Fidelity has expanded its product line of multi-asset class funds that invest in a variety of asset classes such as preferred stocks, REITs, inflation-protected securities, floating-rate securities, and commodities. In addition, lifecycle funds and other types of packaged solutions continue to grow in popularity. As greater numbers of individuals continue to save for, and transition into, retirement, the Trustees and FMR expect an increased demand for innovative products.
  As the securities marketplace has evolved, increasingly complex investment strategies are available to Fidelity's mutual funds. For example, the fixed income marketplace has significantly expanded with new types of securities including different types of futures, options, and swaps, and that trend is likely to continue.
  Given prevailing demographic and business trends, the Trustees expect that Fidelity's mutual fund business will continue to expand. In recent years, Fidelity has made efforts to position the firm as the most trusted provider of lifetime investment solutions in the U.S. At the same time, the amount of assets held by Americans over age sixty is projected to increase dramatically between now and 2012 as the Baby Boomer generation nears and enters retirement. The Trustees and FMR believe this provides a significant growth opportunity for Fidelity's business and for the mutual fund industry as a whole. Increased interest in principal preservation and income distribution is expected to drive asset growth in Fidelity's fixed income funds and asset allocation products, in particular.

What is involved in creating a two-Board structure?

Some existing Trustees and Advisory Board Members are proposed to serve on the Board overseeing the equity and high income funds, while the others are proposed to serve on the Board overseeing the fixed income and asset allocation funds. In some cases, the two Boards can be created by having an existing Trustee resign and the remaining Trustees fill the vacancy. In the majority of cases, however, the Investment Company Act of 1940 (1940 Act) requires that a shareholder meeting be held to elect Trustees.

When and how will the two-Board structure be implemented?

The two-Board structure will be implemented at the same time for all Fidelity funds. On August 1, 2008, or, if later, immediately after the last election is held for any Fidelity fund scheduled to elect Trustees in connection with implementing the two-Board structure, the following will occur: Current Trustees will remain on the Boards to which they have been elected or appointed and resign from the Boards on which they will no longer serve. Former Advisory Board Members that have been elected or appointed as Trustees will join the Boards on which they will serve going forward. The size of the Board that will oversee the equity and high income funds will be fixed at 10 Trustees, and the size of the Board that will oversee the fixed income and asset allocation funds will be fixed at eight Trustees.

What is the affiliation of the Board and Fidelity?

Currently, there are two "interested" Trustees and nine "Independent" Trustees. Under the two-Board structure, it is expected that there initially will be 2 interested Trustees on each Board, 8 Independent Trustees on the equity and high income Board, and 6 Independent Trustees on the fixed income and asset allocation Board. Trustees are determined to be "interested" by virtue of, among other things, their affiliation with the funds, trusts, or various other entities under common control with FMR. Interested Trustees are compensated by FMR. Independent Trustees have no affiliation with FMR and are compensated by each individual fund. Each of the new Boards is expected to have 75 percent or more Independent Trustees.

Will the Trustees that currently oversee my funds change?

Trustees on both Boards will continue to be experienced executives who will meet throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review fund performance. However, certain changes in Board membership are proposed, depending on which Board a Trustee expects to join.

The current Board consists of 11 Trustees: Dennis J. Dirks, Albert R. Gamper, George H. Heilmeier, James H. Keyes, Marie L. Knowles, Ned C. Lautenbach, Cornelia M. Small, William S. Stavropoulos, and Kenneth L. Wolfe are Independent Trustees, and Edward C. Johnson 3d and James C. Curvey are interested Trustees. Arthur E. Johnson (no relation to Edward C. Johnson 3d), Alan J. Lacy, Joseph Mauriello, David M. Thomas, and Michael E. Wiley currently serve on the Advisory Board. At the time that the two-Board structure is implemented, the size of the equity and high income funds' Board will be fixed at 10 Trustees and the size of the fixed income and asset allocation funds' Board will be fixed at eight Trustees.

Dennis J. Dirks, Alan J. Lacy, Ned C. Lautenbach, Joseph Mauriello, Cornelia M. Small, William S. Stavropoulos, David M. Thomas, Michael E. Wiley, James C. Curvey, and Edward C. Johnson 3d are proposed to serve on the Board overseeing the equity and high income funds. Albert R. Gamper, George H. Heilmeier, Arthur E. Johnson, James H. Keyes, Marie L. Knowles, Kenneth L. Wolfe, James C. Curvey, and Edward C. Johnson 3d are proposed to serve on the Board overseeing the fixed income and asset allocation funds. Biographical information for each nominee for the equity and high income Board is included in the proxy statement.

The Trustees fully expect that the environment of strong governance of the funds and protection of the interests of fund shareholders will continue under the new structure.

Why are you proposing to reduce the required quorum for future shareholder meetings?

Lowering the quorum requirement will facilitate holding shareholder meetings to approve important matters necessary for the conduct of the trusts' business. When not enough shareholders vote, a trust may be forced to adjourn meetings multiple times and incur the expense of additional shareholder solicitations and proxy solicitors in order to obtain the shareholder vote necessary to hold a meeting. The reduced quorum requirement is not prohibited by Massachusetts or federal law.

Although the lower quorum requirement will allow for the approval of some matters by shareholders constituting less than a majority of the outstanding shares, certain other proposals will still require a higher number of shares to be voted to meet the threshold required to approve the proposal. For example, the 1940 Act requires that certain items, such as management contracts and 12b-1 plans, be approved by a majority of a fund's outstanding voting securities. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The reduced quorum requirement will not affect such matters.

What role does the Board play generally?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including consideration of policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

Are Board members paid?

Each Independent Trustee receives a fee for his or her service on the Board and participates in a deferred compensation plan. You can find the compensation table, which details fees that have been paid to the Trustees, in the proxy statement.

Has the funds' Board of Trustees approved the proposals?

The Board of Trustees has unanimously approved the proposal to elect a Board of Trustees and the proposal to reduce the required quorum for future shareholder meetings, and recommends that you vote to approve these proposals.

The Board of Trustees has not approved the shareholder proposal for certain funds, which, if adopted, would require the Board of Trustees to "institute oversight procedures to screen out investments in companies that, in the judgment of the Board, substantially contribute to genocide, patterns of extraordinary and egregious violations of human rights, or crimes against humanity." As discussed in the proxy statement, the Board of Trustees recognizes and respects that investors, including those investing in these funds, have other investment opportunities open to them should they wish to avoid investments in certain companies or countries. Shareholders of these funds, however, have chosen to invest based on the funds' specific stated investment policies. If adopted, this proposal would limit investments by these funds that would be lawful under the laws of the United States. The Board of Trustees recommends that you vote against the shareholder proposal.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached - which currently is a majority of the shares entitled to vote in person or by proxy at the shareholder meeting. If quorum is not attained, the meeting must adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

Who is paying for this proxy mailing and for the other solicitation costs associated with this shareholder meeting?

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by each fund and class, as applicable, provided the expenses do not exceed any existing expense caps. Expenses exceeding an expense cap will be paid by FMR.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of the fund on the record date. The record date is January 22, 2008.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting www.proxyvote.com/proxy and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-544-3198 (other than for Advisor classes) or 1-877-208-0098 (Advisor classes only).

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

SUPP1B-pxl2-0308
1.864691.101